UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2005

EXPRESS SCRIPTS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

13900 Riverport Drive,	63043
Maryland Heights, MO
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 314-770-1666

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

     On July 21, 2005, Express Scripts, Inc. (the “Company”), Pony Acquisition Corporation, an Indiana corporation and a wholly-owned subsidiary of the Company (“Pony”), and Priority Healthcare Corporation (“Priority”), an Indiana corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Pony will be merged with and into Priority (the “Merger”) with Priority continuing as the surviving corporation and a wholly-owned subsidiary of the Company.

     If the Merger is completed, each outstanding share of Class A common stock, par value $0.01 per share, of Priority (“Class A Common Stock”), and each outstanding share of Class B common stock, par value $0.01 per share, of Priority (“Class B Common Stock”, and together with the Class A Common Stock, “Priority Common Stock”) will be cancelled and converted into the right to receive $28 per share in cash. Each share of restricted stock of Priority will vest, to the extent not already vested, and represent a right to receive $28 in cash. All of the options to purchase Priority Common Stock, whether vested or unvested, will be cancelled and each holder of any such option will be entitled to receive a cash payment equal to the product of (i) the number of shares of Priority Common Stock previously subject to such option and (ii) the excess of $28 over the applicable option exercise price.

     Priority and the Company have made customary representations, warranties and covenants in the Merger Agreement, including, among others, Priority’s covenants (i) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in certain kinds of transactions during such period, (iii) not to solicit proposals relating to alternative business combination transactions, (iv) subject to certain exceptions, not to enter into discussions concerning, or provide information in connection with, alternative business combination transactions, (v) subject to certain exceptions, for its board of directors to recommend approval by its shareholders of the Merger Agreement and the Merger, and (vi) subject to certain exceptions, to convene a special meeting of its stockholders in accordance with its organizational documents, U.S. Federal Securities Laws, and Indiana law for the purpose of permitting such shareholders to consider and vote upon the approval of the Merger Agreement and the Merger.

     Consummation of the Merger is subject to the satisfaction of various conditions, including, (i) the approval of the Merger Agreement by Priority’s stockholders, (ii) the expiration or termination of any waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) the number of shares held by persons having exercised their appraisal rights pursuant to Indiana Business Corporation Law being no greater than 5% of the total number of shares of Priority Common Stock, (iv) the resignation of all directors of Priority and its subsidiaries, and (v) certain other customary conditions. The Merger Agreement contains certain termination rights and provides that, upon termination of the Merger Agreement under specified circumstances, Priority may be required to pay to the Company a termination fee and expense reimbursement of $45 million.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Voting Agreement

     Concurrently with entering into the Merger Agreement, the Company and Pony also entered into a customary voting agreement (the “Voting Agreement”) with William E Bindley, The William E. Bindley Charitable Remainder Unitrust, dated May 14, 1997, The William E. Bindley Grantor Retained Annuity Trust dated February 13, 2003, The William E. Bindley Grantor Retained Annuity Trust dated February 3, 2004, The William E. Bindley Grantor Retained Annuity Trust dated February 9, 2005, and The William E. Bindley Family Grantor Retained Annuity Trust dated May 12, 2005, in each case, as shareholders of Priority. These shareholders represent approximately 83.6% of the outstanding shares of Class A Common Stock and 0.2% of the outstanding shares of Class B Common Stock, representing 28.9% of the total outstanding voting interest of Priority in the aggregate, and they have each agreed to vote in favor of the adoption of the Merger. The Voting Agreement will terminate upon the earliest of (i) the termination of the Merger Agreement and (ii) the effective time of the Merger.

     The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events

     On July 21, 2005, the Company issued a press release with respect to the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 21, 2005, by and among Express Scripts, Inc., Pony Acquisition Corporation, and Priority Healthcare Corporation.

99.1	Voting Agreement, dated as of July 21, 2005, by and among Express Scripts, Inc., Pony Acquisition Corporation, and William E Bindley, individually, and The William E. Bindley Charitable Remainder Unitrust, dated May 14, 1997, The William E. Bindley Grantor Retained Annuity Trust dated February 13, 2003, The William E. Bindley Grantor Retained Annuity Trust dated February 3, 2004, The William E. Bindley Grantor Retained Annuity Trust dated February 9, 2005, and The William E. Bindley Family Grantor Retained Annuity Trust dated May 12, 2005.

99.2	Press Release, dated as of July 21, 2005, announcing the Merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC.
Dated: July 21, 2005	By:	/s/ Thomas M. Boudreau
Thomas M. Boudreau
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 21, 2005, by and among Express Scripts, Inc., Pony Acquisition Corporation, and Priority Healthcare Corporation.

99.1	Voting Agreement, dated as of July 21, 2005, by and among Express Scripts, Inc., Pony Acquisition Corporation, and William E Bindley, individually, and The William E. Bindley Charitable Remainder Unitrust, dated May 14, 1997, The William E. Bindley Grantor Retained Annuity Trust dated February 13, 2003, The William E. Bindley Grantor Retained Annuity Trust dated February 3, 2004, The William E. Bindley Grantor Retained Annuity Trust dated February 9, 2005, and The William E. Bindley Family Grantor Retained Annuity Trust dated May 12, 2005.

99.2	Press Release, dated as of July 21, 2005, announcing the Merger.